UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported): August 28, 2003

COMMISSION FILE NUMBER: 000-26109

RAE Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	77-0588488
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

1339 Moffett Park Drive
Sunnyvale, California 94089
408-752-0723
(Address and telephone number of registrant’s principal executive offices)

TABLE OF CONTENTS

Item 5. Other Events

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

Item 5. Other Events

        On August 28, 2003, RAE Systems Inc. (the “Company”) issued a press release announcing the approval for the listing of its common stock on the American Stock Exchange (“AMEX”). A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAE Systems Inc.

Date: August 28, 2003	By: /s/ Joseph Ng Joseph Ng Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 28, 2003